UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2009
LaCROSSE FOOTWEAR, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
17634 NE Airport Way, Portland, Oregon 97230

(Address of principal executive offices, including zip code)
(503) 262-0110

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Luke E. Sims resigned as a member of the Board of Directors of LaCrosse Footwear, Inc. effective October 28, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: October 29, 2009	By:	/s/ Joseph P. Schneider
Joseph P. Schneider
President and Chief Executive Officer